UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                             Investment Company Act
                              file number 811-6027

                              KAVILCO INCORPORATED
               (Exact name of registrant as specified in charter)

                        600 UNIVERSITY STREET, SUITE 3010
                         SEATTLE, WASHINGTON 98101-1129
               (Address of Principal executive offices) (Zip Code)

                                  (206) 624-6166
		Registrant's telephone number, including area code

			Date of fiscal year end: December 31

		Date of reporting period: March 31, 2004

ITEM 1. REPORTS TO SHAREHOLDERS

                       KAVILCO INCORPORATED NEWSLETTER
                                APRIL 2004

DIVIDEND DECLARATION
--------------------

I am pleased to announce that on March 19, 2004, the Board of Directors declared a cash dividend of $10.25 per share. This dividend will be paid to shareholders of record as of March 22, 2004. The dividend is payable on April 2, 2004. Your dividend check is enclosed with this newsletter if you do not have direct deposit.

This dividend represents undistributed earnings from 2003. As you know a Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% Federal Income Tax rate. For shareholders with 100 shares your dividend is $1,025. If Kavilco was not a RIC and had to pay income tax, your dividend after tax would be $615. Therefore, you receive an additional $410 because Kavilco does not have to pay Federal Income Tax. This is another testimony to the advantages of being a registered investment company.

As I pointed out a year ago, 2003 was going to be a difficult year because interest rates were at a 40-year low. Interest rates have continued their downward decline and are now at a 46-year low. Over the past three years, 34% of our investments in bonds have matured or were sold. These bonds had yields in excess of 7%. Now, we are confronted with yields in the 2% range. Therefore, reduction in dividends is not the result of losing money, but the inability to make money. For an expanded discussion, see the Portfolio section in this newsletter.

CASHING YOUR CHECK
------------------
We have been told by our bank that some of you have tried to cash your dividend check at one of their branches in Oregon.
PLEASE - give them at least a few days notice before you show up to cash your check. They do not have that much cash on hand on any given day - they need to make special arrangements. This applies to all banks, not just ours.

KAVILCO HAS A NEW WEBSITE
www.kavilco.com
-------------------------
Come and see Kavilco's new website. You can see photographs of Chief Son-I-Hat's Whale House and Totem Park when you click on that link. You can print out Direct Deposit forms, Gifting forms, Change of Address forms and Voluntary IRS Withholding forms by going to Shareholder Information/Forms. You can even find out when the Annual Meeting is scheduled.
There is also a section dedicated to the Kasaan Haida Heritage Foundation. Click on that link at the bottom of Kavilco's Home Page, click on Projects/Photo Gallery and you can see historic photographs of Chief Son-I-Hat and his family, Old Kasaan and several others. KHHF's last newsletter is in there too, complete with photos.

We hope you enjoy your tour of our new website and we welcome any comments or suggestions you might have.

TOTEM HOUSE
-----------
As you may recall Kavilco was going to apply to Alaska's State Senators and Representatives in an effort to obtain an appropriation to repair and restore the Whale House. Our request was denied, so we have moved on to another funding opportunity.

On March 16, 2004 Kavilco sent in an application for grant funds to the National Parks Service Tribal Preservation Program. The application is for predevelopment funds to pay 2 different architects to travel to Kasaan, take measurements and surveys to determine the extent of the damage (caused by moisture and insects) and tell us what they feel will be required to make the necessary repairs. They will include drawings and estimates of cost and how long it will take.

The Parks Service will make their determination in June as to whether we qualify for their grant program or not and notify us then. If we do, then we hope to have this portion, the predevelopment portion, complete by September. With the information given to us by the architects and their engineers we can determine how much money and time will be needed to fix the Whale House, then we can begin the process of applying for grant funds to complete the repairs.

PORTFOLIO

INTEREST RATES ARE AT A
46 YEAR LOW -
BAD NEWS FOR OUR PORTFOLIO
--------------------------
The economy has had a magnificent run since the middle of 2003, with the consumer and industrial sectors now both on a relatively fast track.
Indeed, the economic expansion, which had encompassed only the consumer sector in its formative stages, has broadened considerably in recent months. The economic growth is projected to continue through 2004 and into 2005.
The main drivers of this growth will probably be low taxes, relatively stable interest rates, comparatively healthy levels of consumer confidence and a resilient housing market. The key ingredient that is missing from this rosy scenario is employment. This has more to do with employers getting more productivity out of their employees than outsourcing of US jobs to China and India.

Until the employment figures have a marked improvement, the Federal Reserve will be in "full inflation" mode with short term interest rates being held at an unrealistic 1% and the Fed pumping our liquidity as fast as it can. At some point the Fed will get serious about the massive budgetary deficits and debts. After all, running up deficits of $1.7 billion a day, 365 days a year is a problem. This coupled with the manias in the bond and housing markets will have to be addressed sooner or later by the Fed.

So what does the foregoing have to do with Kavilco's portfolio? By definition Kavilco is an income fund. That is, we seek a high and stable rate of current income, consistent with long-term preservation of capital. We have a diversified portfolio of high-quality corporate bonds and government obligations. Over the past 3-years interest rates have fallen to levels not seen since 1957. What investment opportunities do we have with a third of our portfolio sitting in cash (the result of bonds maturing with interest rates in the 7% range)? This is the dilemma we wrestle with at every board meeting. Unfortunately, we have been unable to come up with a long-term strategy that would substantially increase our dividends.
However, don't despair because the inevitability of the primary trend (three years of declining interest rates) will reverse itself as all trends do.

There are two economic forces suppressing interest rates. First, the Fed has told us that inflation is not a concern and will keep interest rates at their historically low rate. Looking at the facts, what prices aren't increasing? Prices for manufactured goods, housing, commodities (think gas and oil), imported goods, and services have all been increasing. A complacent bond market has ignored the inflationary pressures because, as Charles H. Dow described in his legendary stock market theory over 100 years ago, "there is always a disposition in people's minds to think that existing conditions will be permanent." The first hint of inflation will cause interest rates to rise.

Lastly, there has been unprecedented currency manipulation by Japan. Last year Japan bought mind-blowing $250 billion of US currency and invested much of it in US Treasury bonds. In January of this year alone, Japan bought a record $70 billion and put almost all of it in Treasury bonds. Without Japan's wild buying of Treasury bonds, it is almost certain that interest rates in the US would surge.

When can we expect interest rates to start going up? There is absolutely no way we can project when the two previously discussed trends will be broken. Nor can we predict how high interest rates will go. Please understand that we are not the only fund confronted with the dilemma of low interest rates. The most successful and second richest man in America, Warren Buffet, who is also sitting on a mountain of cash, referred to the current interest rate environment as "pathetically low interest". He also stated "it's a painful condition to be in - but not as painful as doing something stupid."
Patience is the key word and we will continue to try to eke out a return in this hostile investment environment.

A quick word on our stock strategy. We have made some long term investments in gold and silver mining stocks because of global currency manipulation. Investors always turn to precious metals when a country's currency loses its value, as is the case with the US dollar. Also, we have invested in real estate investment trusts (REITS) that manage malls. These stocks have yields in excess of 4%. We feel that the current run up in major stock indexes is a bear market rally that may soon exhaust itself. Accordingly, stocks that start to decline in value are immediately sold.

7(i) DIVIDEND DISTRIBUTIONS
---------------------------
Since as early as 1990 Kavilco has disputed Sealaska's formula for calculating our share of the 7(i) distribution. Finally last year we sent them yet another letter, this one clearly explaining that Kavilco's original shareholder list had 120 members, each holding 100 shares, for a total of 12,000 shares. Kavilco's portion of the 7(i) distribution should have been based on this number of shares, but for some reason Sealaska had the number of our shares at 11, 975. The discrepancy was small, but over the years it accumulated into hundreds of dollars. We are happy to report that we have received a check from Sealaska paying us the "back" distributions for those 25 shares.

From now on, we should be receiving the correct amount from Sealaska for the 7(i) distribution.

MEMORIAL
--------
Pauline E. Blackstad

On January 8, 2004 Pauline E. Blackstad passed away in Ketchikan, Alaska. She was born Pauline Jones on November 16, 1903 in Kasaan where she lived until 13 years ago when she and her husband William Blackstad moved to Ketchikan to live in the Pioneer's Home.

She is survived by her husband of 75 years, William Blackstad; nephews John Olsen and Fred Olsen; nieces Mae Leask and Inga Olsen and many great and great-great nieces and nephews.

IN KASAAN
---------
CEMETERY CLEAN-UP

Kavilco will employ local individuals to perform the maintenance again this year on an as-needed basis.

As always, please feel free to call me at (907) 542-2214, or our Seattle office at 1-800-786-9574.

Sincerely,
/s/Louis A. Thompson
Louis A. Thompson
President/CEO

ITEM 2. CODE OF ETHICS

Not Applicable (disclosure required in Annual Report on N-CSR only).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not Applicable (disclosure required in Annual Report on N-CSR only).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not Applicable (disclosure required in Annual Report on N-CSR only).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Kavilco does not have an audit committee. The CFO reviews the entire audited financial statement and various CPA correspondences with the board of directors. Two board members have degrees in business. However, pursuant to SEC regulations their experience would not qualify them as financial experts.

The primary purpose of a financial expert serving on the board of directors is to prevent the gross accounting inequities that were driven by greed and outright thievery at such firms as Qwest Communications, Enron, and Tyco. There is no incentive on behalf of management to commit fraud since Kavilco is an ANCSA corporation and its stock cannot be publicly traded. We do not have compensation incentives. More importantly, the board of directors is not a rubber stamp for management. Many of the shareholders are related to the directors, which acts as an additional incentive to have a high degree of business probity.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8. [RESERVED]

Not Applicable (disclosure required in Annual Report on N-CSR only).

/s/Louis A Thompson
Louis A. Thompson, President

/s/John Campbell
John Campbell, Secretary

Hereto affixed is the Corporate Seal.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES
(a) The registrant's President and Chief Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940) are effective in design and operation and are sufficient to form the basis of the certifications required, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. - EXHIBITS

(a)  Not Applicable
(b)(1) Filed as Exhibit
(b)(2) Filed as Exhibit

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of Kavilco Incorporated and in the capacities and on the dates indicated.

By /s/Louis A. Thompson
Louis A. Thompson
Chief Executive Officer
April 2, 2004

By /s/Scott Burns
Scott Burns
Chief Financial Officer
April 2, 2004